Finacial Liabilities at Fair Market Value	6 Months Ended
Jun. 30, 2024
Finacial Liabilities at Fair Value [Abstract]
FINACIAL LIABILITIES AT FAIR VALUE

NOTE 3 - FINACIAL LIABILITIES AT FAIR MARKET VALUE:

	June 30, 2024	December 31, 2023

Financial liability (1)	11	11
Non-tradable warrants (2)	1,998	1,459
Total	2,009	1,470

1.	Financial liability

Financial liability to pay 7% fees on the fundings that will be received from exercises of tradable warrants. The financial liability is to be measured at fair market value through profit or loss. The financial liability fair value as of December 31, 2023, and as of June 30, 2024 is $11 in the both periods.

2.	Private Warrants

On December 26, 2023, the Company entered into the December Purchase Agreement (Note 1 and Note 5), pursuant to which it issued unregistered warrants, to purchase up to an aggregate of 3,031,250 Ordinary Shares at an exercise of $1.28 per share. The Private Warrants were exercisable immediately upon issuance and will expire three and a half years following their issuance. The Private Warrants include cashless exercise mechanism, according to the terms specified in the agreement. The Private Warrants may create obligation to transfer cash to the investors at fundamental transactions according to fair value of the Black-Scholes model that includes various inputs. Therefore, the Company assesses the Private Warrants as financial liability instruments that are measured at fair value and recognized financial expenses or income through profit and loss.

The Private Warrants fair value as of the issuance date and December 31, 2023, were $1,750 and $1,459 respectively. The warrants fair value as of the June 30, 2024, was $1,998.

The key inputs that were used in the Private Warrants fair value were:

	As of June 30, 2024	As of December 31, 2023
Risk-free interest rate	4.52%	4%
Expected volatility	62.23%	66.63%
Expected dividend yield of	0%	0%
Expected term of warrants	3 years	3.5 years